Atty Docket No. 203P001NP0-US

ASSIGNMENT

WHEREAS, I, Wilson X. Bezerra, a citizen of the U.S., having an address at 9 Elena Place, Belleville, NJ 07109 (hereinafter "Assignor"), have invented a new and useful Mechanism for Converting Reciprocal Motion to Rotary Motion for which U.S. Utility Patent Application No. 12/932,589 was filed on March 1, 2011 in the U.S. Patent and Trademark Office.

WHEREAS, ARC287BC Corporation, a company organized under the laws of the State of New Jersey in the U.S., having an address at 232 Union Blvd., Totowa, NJ 07512 (hereinafter "Assignee") is desirous of acquiring Assignor's right, title and interest in and to said invention, said application and any patent that may be granted thereon or therefrom.

NOW, THERFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby sells, assigns and sets over to said Assignee the entire right, title and interest in and for the U.S. and all other countries in and to said invention and the aforesaid application, all original, divisional, continuation, continuation-in-part, substitute or reissue applications and patents (or equivalents thereof) applied for or granted therefor or therefrom in the U.S. and all other countries, together with all priority rights and rights to any damages for past, present and future infringement relating to any of the aforesaid applications, including U.S. Utility Patent Application No. 12/932,589, and the Commissioner of Patents and Trademarks is hereby authorized and requested to issue all patents on said application and/or applications resulting therefrom to said Assignee herein as assignee of the Assignor's entire interest therein; and the undersigned for him and his legal representatives, heirs and assigns does hereby agree and covenant, without further remuneration, to execute and deliver all divisional, continuation, continuation-in-part, reissue, reexamination and other applications for patent on said invention and all assignments thereof to said Assignee or its assigns, to communicate to said Assignee or its legal representatives all facts known to undersigned respecting said invention, to testify in any interferences or other legal proceedings in which any of said applications or patents may become involved, to sign all lawful papers, make all rightful oaths and to do generally everything necessary to aid said Assignee, its successors, assigns and nominees in obtaining patent protection on said invention in all countries, the expenses incident to said applications to be borne and paid by said Assignee.

Date: 7/29/16 By: Wilson X. Bezerra
Wilson X. Bezerra

Date: 7/29/16 Witness: Krystle G. Gonzalez
Name: Krystle G. Gonzalez

My Commission Expires October 22, 2018

ASSIGNMENT

WHEREAS, I, Wilson X. Bezerra, a citizen of the U.S., having an address at 9 Elena Place, Belleville, NJ 07109 (hereinafter "Assignor"), have invented new and useful Rider Powered Vehicles and Mechanisms Thereof for which U.S. Utility Patent Application No. 14/832,430 was filed on August 21, 2015 in the U.S. Patent and Trademark Office.

WHEREAS, ARC287BC Corporation, a company organized under the laws of the State of New Jersey in the U.S., having an address at 232 Union Blvd., Totowa, NJ 07512 (hereinafter "Assignee") is desirous of acquiring Assignor's right, title and interest in and to said invention, said application and any patent that may be granted thereon or therefrom.

NOW, THERFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby sells, assigns and sets over to said Assignee the entire right, title and interest in and for the U.S. and all other countries in and to said invention and the aforesaid application, all original, divisional, continuation, continuation-in-part, substitute or reissue applications and patents (or equivalents thereof) applied for or granted therefor or therefrom in the U.S. and all other countries, together with all priority rights and rights to any damages for past, present and future infringement relating to any of the aforesaid applications, including U.S. Utility Patent Application No. 14/832,430, and the Commissioner of Patents and Trademarks is hereby authorized and requested to issue all patents on said application and/or applications resulting therefrom to said Assignee herein as assignee of the Assignor's entire interest therein; and the undersigned for him and his legal representatives, heirs and assigns does hereby agree and covenant, without further remuneration, to execute and deliver all divisional, continuation, continuation-in-part, reissue, reexamination and other applications for patent on said invention and all assignments thereof to said Assignee or its assigns, to communicate to said Assignee or its legal representatives all facts known to undersigned respecting said invention, to testify in any interferences or other legal proceedings in which any of said applications or patents may become involved, to sign all lawful papers, make all rightful oaths and to do generally everything necessary to aid said Assignee, its successors, assigns and nominees in obtaining patent protection on said invention in all countries, the expenses incident to said applications to be borne and paid by said Assignee.

Date: 7/29/16 By: Wilson X. Bezerra
Wilson X. Bezerra

Date: 7/29/16 Witness: J Rodriguez
Name: Jessica Rodriguez

Atty Docket No. 203P001NP0-US

ASSIGNMENT

WHEREAS, I, Silvana A. Bezerra, a citizen of the U.S., having an address at 9 Elena Place, Belleville, NJ 07109 (hereinafter "Assignor"), have invented a new and useful Mechanism for Converting Reciprocal Motion to Rotary Motion for which U.S. Utility Patent Application No. 12/932,589 was filed on March 1, 2011 in the U.S. Patent and Trademark Office.

WHEREAS, ARC287BC Corporation, a company organized under the laws of the State of New Jersey in the U.S., having an address at 232 Union Blvd., Totowa, NJ 07512 (hereinafter "Assignee") is desirous of acquiring Assignor's right, title and interest in and to said invention, said application and any patent that may be granted thereon or therefrom.

NOW, THERFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby sells, assigns and sets over to said Assignee the entire right, title and interest in and for the U.S. and all other countries in and to said invention and the aforesaid application, all original, divisional, continuation, continuation-in-part, substitute or reissue applications and patents (or equivalents thereof) applied for or granted therefor or therefrom in the U.S. and all other countries, together with all priority rights and rights to any damages for past, present and future infringement relating to any of the aforesaid applications, including U.S. Utility Patent Application No. 12/932,589, and the Commissioner of Patents and Trademarks is hereby authorized and requested to issue all patents on said application and/or applications resulting therefrom to said Assignee herein as assignee of the Assignor's entire interest therein; and the undersigned for him and his legal representatives, heirs and assigns does hereby agree and covenant, without further remuneration, to execute and deliver all divisional, continuation, continuation-in-part, reissue, reexamination and other applications for patent on said invention and all assignments thereof to said Assignee or its assigns, to communicate to said Assignee or its legal representatives all facts known to undersigned respecting said invention, to testify in any interferences or other legal proceedings in which any of said applications or patents may become involved, to sign all lawful papers, make all rightful oaths and to do generally everything necessary to aid said Assignee, its successors, assigns and nominees in obtaining patent protection on said invention in all countries, the expenses incident to said applications to be borne and paid by said Assignee.

Date: 7/29/16 By: Silvana A. Bezerra
Silvana A. Bezerra

Date: 7/29/16 Witness: Krysthe G. Gonzalez
Name: KRYSTHE G. GONZALEZ

My Commission Expires October 22, 2018

Atty Docket No. 203P001NP1-US

ASSIGNMENT

WHEREAS, I, Silvana A. Bezerra, a citizen of the U.S., having an address at 9 Elena Place, Belleville, NJ 07109 (hereinafter "Assignor"), have invented new and useful Rider Powered Vehicles and Mechanisms Thereof for which U.S. Utility Patent Application No. 14/832,430 was filed on August 21, 2015 in the U.S. Patent and Trademark Office.

WHEREAS, ARC287BC Corporation, a company organized under the laws of the State of New Jersey in the U.S., having an address at 232 Union Blvd., Totowa, NJ 07512 (hereinafter "Assignee") is desirous of acquiring Assignor's right, title and interest in and to said invention, said application and any patent that may be granted thereon or therefrom.

NOW, THERFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby sells, assigns and sets over to said Assignee the entire right, title and interest in and for the U.S. and all other countries in and to said invention and the aforesaid application, all original, divisional, continuation, continuation-in-part, substitute or reissue applications and patents (or equivalents thereof) applied for or granted therefor or therefrom in the U.S. and all other countries, together with all priority rights and rights to any damages for past, present and future infringement relating to any of the aforesaid applications, including U.S. Utility Patent Application No. 14/832,430, and the Commissioner of Patents and Trademarks is hereby authorized and requested to issue all patents on said application and/or applications resulting therefrom to said Assignee herein as assignee of the Assignor's entire interest therein; and the undersigned for him and his legal representatives, heirs and assigns does hereby agree and covenant, without further remuneration, to execute and deliver all divisional, continuation, continuation-in-part, reissue, reexamination and other applications for patent on said invention and all assignments thereof to said Assignee or its assigns, to communicate to said Assignee or its legal representatives all facts known to undersigned respecting said invention, to testify in any interferences or other legal proceedings in which any of said applications or patents may become involved, to sign all lawful papers, make all rightful oaths and to do generally everything necessary to aid said Assignee, its successors, assigns and nominees in obtaining patent protection on said invention in all countries, the expenses incident to said applications to be borne and paid by said Assignee.

Date: 7/29/16

By: Silvana A. Bezerra
Silvana A. Bezerra

Date: 7/29/16

Witness: J. Rodriguez

Name: Jessica Rodriguez

Atty Docket No. 203P001NP1-US

ASSIGNMENT

WHEREAS, I, Gabor Nagy, a citizen of the U.S., having an address at 67 Jefferson St., Belleville, NJ 07109 (hereinafter "Assignor"), have invented new and useful Rider Powered Vehicles and Mechanisms Thereof for which U.S. Utility Patent Application No. 14/832,430 was filed on August 21, 2015 in the U.S. Patent and Trademark Office.

WHEREAS, ARC287BC Corporation, a company organized under the laws of the State of New Jersey in the U.S., having an address at 232 Union Blvd., Totowa, NJ 07512 (hereinafter "Assignee") is desirous of acquiring Assignor's right, title and interest in and to said invention, said application and any patent that may be granted thereon or therefrom.

NOW, THERFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby sells, assigns and sets over to said Assignee the entire right, title and interest in and for the U.S. and all other countries in and to said invention and the aforesaid application, all original, divisional, continuation, continuation-in-part, substitute or reissue applications and patents (or equivalents thereof) applied for or granted therefor or therefrom in the U.S. and all other countries, together with all priority rights and rights to any damages for past, present and future infringement relating to any of the aforesaid applications, including U.S. Utility Patent Application No. 14/832,430, and the Commissioner of Patents and Trademarks is hereby authorized and requested to issue all patents on said application and/or applications resulting therefrom to said Assignee herein as assignee of the Assignor's entire interest therein; and the undersigned for him and his legal representatives, heirs and assigns does hereby agree and covenant, without further remuneration, to execute and deliver all divisional, continuation, continuation-in-part, reissue, reexamination and other applications for patent on said invention and all assignments thereof to said Assignee or its assigns, to communicate to said Assignee or its legal representatives all facts known to undersigned respecting said invention, to testify in any interferences or other legal proceedings in which any of said applications or patents may become involved, to sign all lawful papers, make all rightful oaths and to do generally everything necessary to aid said Assignee, its successors, assigns and nominees in obtaining patent protection on said invention in all countries, the expenses incident to said applications to be borne and paid by said Assignee.

Date: 8/12/16 By: [signature]
Gabor Nagy

Date: 8/12/16 Witness: [signature]
Name: Sandra merida.

UNITED STATES PATENT AND TRADEMARK OFFICE
UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

AUGUST 17, 2016

PTAS

JOHN H. CHOI, ESQ.
100 CHALLENGER ROAD, SUITE 302
JOHN H CHOI & ASSOCIATES LLC
RIDGEFIELD PARK, NJ 07660

503961299

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 08/16/2016 REEL/FRAME: 039439/0958
NUMBER OF PAGES: 2

BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

DOCKET NUMBER: 203P001NP0US

ASSIGNOR:
BEZERRA, WILSON X. DOC DATE: 07/29/2016

ASSIGNEE:
ARC287BC CORPORATION
232 UNION BLVD.
TOTOWA, NEW JERSEY 07512

APPLICATION NUMBER: 12932589 FILING DATE: 03/01/2011
PATENT NUMBER: 8632089 ISSUE DATE: 01/21/2014
TITLE: MECHANISM FOR CONVERTING RECIPROCAL MOTION TO ROTARY MOTION

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

AUGUST 17, 2016

PTAS

JOHN H. CHOI, ESQ.
100 CHALLENGER ROAD, SUITE 302
JOHN H CHOI & ASSOCIATES LLC
RIDGEFIELD PARK, NJ 07660

503961293

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 08/16/2016 REEL/FRAME: 039439/0932
NUMBER OF PAGES: 2

BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

DOCKET NUMBER: 203P001NP1US

ASSIGNOR:
BEZERRA, WILSON X. DOC DATE: 07/29/2016

ASSIGNEE:
ARC287BC CORPORATION
232 UNION BLVD.
TOTOWA, NEW JERSEY 07512

APPLICATION NUMBER: 14832430 FILING DATE: 08/21/2015
PATENT NUMBER: ISSUE DATE:
TITLE: RIDER-POWERED VEHICLES AND MECHANISMS THEREOF

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

AUGUST 17, 2016

PTAS

JOHN H. CHOI, ESQ.
100 CHALLENGER ROAD, SUITE 302
JOHN H CHOI & ASSOCIATES LLC
RIDGEFIELD PARK, NJ 07660

503961301

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 08/16/2016 REEL/FRAME: 039439/0962
NUMBER OF PAGES: 2

BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

DOCKET NUMBER: 203P001NP0US

ASSIGNOR:
BEZERRA, SILVANA A. DOC DATE: 07/29/2016

ASSIGNEE:
ARC287BC CORPORATION
232 UNION BLVD.
TOTOWA, NEW JERSEY 07512

APPLICATION NUMBER: 12932589 FILING DATE: 03/01/2011
PATENT NUMBER: 8632089 ISSUE DATE: 01/21/2014
TITLE: MECHANISM FOR CONVERTING RECIPROCAL MOTION TO ROTARY MOTION

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

AUGUST 17, 2016

PTAS

JOHN H. CHOI, ESQ.
100 CHALLENGER ROAD, SUITE 302
JOHN H. CHOI & ASSOCIATES LLC
RIDGEFIELD PARK, NJ 07660

503961288

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 08/16/2016 REEL/FRAME: 039439/0889
NUMBER OF PAGES: 2

BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

DOCKET NUMBER: 203P001NP1US

ASSIGNOR:
BEZERRA, SILVANA A. DOC DATE: 07/29/2016

ASSIGNEE:
ARC287BC CORPORATION
232 UNION BLVD.
TOTOWA, NEW JERSEY 07512

APPLICATION NUMBER: 14832430 FILING DATE: 08/21/2015
PATENT NUMBER: ISSUE DATE:
TITLE: RIDER-POWERED VEHICLES AND MECHANISMS THEREOF

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

AUGUST 17, 2016

PTAS

JOHN H. CHOI, ESQ.
100 CHALLENGER ROAD, SUITE 302
JOHN H CHOI & ASSOCIATES LLC
RIDGEFIELD PARK, NJ 07660

503961295

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 08/16/2016 REEL/FRAME: 039439/0941
NUMBER OF PAGES: 2

BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

DOCKET NUMBER: 203P001NP1US

ASSIGNOR:
NAGY, GABOR DOC DATE: 08/12/2016

ASSIGNEE:
ARC287BC CORPORATION
232 UNION BLVD.
TOTOWA, NEW JERSEY 07512

APPLICATION NUMBER: 14832430 FILING DATE: 08/21/2015
PATENT NUMBER: ISSUE DATE:
TITLE: RIDER-POWERED VEHICLES AND MECHANISMS THEREOF

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

Electronic Acknowledgement Receipt

EFS ID:	26690118
Application Number:	
International Application Number:	PCT/US16/47698
Confirmation Number:	9567
Title of Invention:	Rider-Powered Vehicles and Mechanisms Thereof
First Named Inventor/Applicant Name:	ARC287BC Corporation
Customer Number:	100653
Correspondence Address:	John H. Choi, Esq. John H. Choi & Associates LLC 65 Challenger Road, Suite 100 - Ridgefield Park NJ 07660 US 201.580.0816 jchoi@jchoilaw.com
Filer:	John H. Choi
Filer Authorized By:	
Attorney Docket Number:	
Receipt Date:	19-AUG-2016
Filing Date:	
Time Stamp:	11:27:53
Application Type:	International Application (PCT) for filing in the US receiving office
Patent Number:	

Payment information:

Assignment of Patent rights to ARC287BC

Name	Patent #	Filing Date	Patent Filing #	Assignee
1- Wilson X. Bezerra	8632089	03/01/2011	503961299	ARC287BC

Assignment of Patent rights to ARC287BC

Name	Patent #	Filing Date	Patent Filing #	Assignee
3- Silvana A. Bezerra	8632089	03/01/2015	503961301	ARC287BC

Assignment of Patent rights to ARC287BC

Name	Patent #	Filing Date	Patent Filing #	Assignee
4- Silvana A. Bezerra	14832430	08/21/2015	503961288	ARC287BC

Assignment of Patent rights to ARC287BC

Name	Patent #	Filing Date	Patent Filing #	Assignee
5- Gabor Nagy	14832430	08/21/2015	503961295	ARC287BC

Assignment of Patent rights to ARC287BC

Name	Patent #	Filing Date	Patent Filing #	Assignee
6-	International Application Number PCT/US16/47698		owned by	ARC287BC